UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant      ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Select Medical Holdings Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Step 1: Go to www.envisionreports.com/SEM. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. www.envisionreports.com/SEM Online Go to www.envisionreports.com/SEM or scan the QR code — login details are located in the shaded bar below. Stockholder Meeting Notice 043C5D Important Notice Regarding the Availability of Proxy Materials for the Select Medical Holdings Corporation Stockholder Meeting to be Held on Thursday, April 24, 2025 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual Stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to Stockholders are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 14, 2025 to facilitate timely delivery. 2NOT Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. The Sample Company Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. MMMMMMMMMMMM MMMMMMMMM 000001MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 C 1234567890 COY MMMMMMM

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/SEM. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Select Medical Holdings Corporation” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 14, 2025. Dear Select Medical Holdings Corporation Stockholder: The 2025 Annual Meeting of Stockholders of Select Medical Holdings Corporation will be held on Thursday, April 24, 2025 at 11:00am Eastern Time, virtually via the internet at https://meetnow.global/M9YPQW7. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Proposals to be considered at the Annual Meeting: 1. Vote to elect four Class I directors, each for a term of three years or until their respective successors have been elected and qualified; 2. Vote to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate supermajority voting requirements; 3. Vote to approve the Company’s Non-Employee Director Compensation Policy; 4. Vote on a stockholder proposal to amend the Company’s Amended and Restated Certificate of Incorporation to elect each director annually, if properly presented at the meeting; 5. Non-binding advisory vote on the compensation of our named executive officers; and 6. Vote to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The Board of Directors recommends a vote “FOR” each Board of Directors nominee, “FOR” Proposals 2, 3, 5 and 6, and “NO RECOMMENDATION” on Proposal 4. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Stockholder Meeting Notice